Exhibit 99.1

Resonate Blends Restructures its Balance Sheet Through Equity Investment

Company decreases debt via new equity injection and positions itself for launch phase

CALABASAS, Calif.—September 21, 2020 – Resonate Blends, Inc. (OTCQB: KOAN) (“Company”), a cannabis holding company centered on valued-added holistic wellness and lifestyle brands, announces today that it has exercised its option to retire a convertible promissory note (“Note”) with Geneva Roth Remark (“Geneva Roth”) and paydown on another Note with FirstFire Global Opportunities Fund, LLC (“FirstFire”) through a new equity investment made by a private shareholder.

The Company originally executed a Note with Geneva Roth for $85,800 on June 18, 2020. On September 18, 2020, the Company made the full principal, interest and prepayment fee to Geneva Roth and retired the Note in its entirety.

On July 20, 2020, the Company executed a Securities Purchase Agreement (“SPA”) with FirstFire for a principal amount of $225,000 and 8% annualized interest. The SPA specifies making five equal monthly payments starting on December 20, 2020 and ending on April 20, 2021 to retire the Note in full. The recent payment to FirstFire addressed the first three payments of the payment plan with the final two payments still due on March 20, 2021 and April 20, 2021.

“We continue the process of restructuring our balance sheet by utilizing our equity to retire and paydown convertible debt. By demonstrating our commitment to strengthening our balance sheet, we believe that we are driving value for our shareholders as we enter the launch phase of our Company,” said Geoffrey Selzer, Chief Executive Officer of Resonate Blends, Inc.

The securities mentioned will not be or have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Resonate Blends, Inc.

Based in Calabasas, California, Resonate Blends, Inc. is a cannabis holding company centered on valued-added holistic wellness and lifestyle brands. The Company’s strategy is to ignite future growth by building a purpose-driven portfolio of research organizations, innovative and emerging brands, and retail channels. The management team has trained with some the best, most successful consumer brands in the world, such as Disney and Pixar Animation Studios. The holding Company’s focus is finding mutual value between product and consumer by optimizing quality, supply chain resources, and financial performance. The Company will offer a family of premium cannabis-based products of consistent quality based on unique formations calibrated to Resonate Blends effects system, the industry gold standard in user experience.

For more information please visit www.resonateblends.com

Forward-Looking Statements

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

Contact:

David Thielen

Chief Investment Officer

Resonate Blends

(571) 888-0009

david@resonateblends.com

www.resonateblends.com